ANNUAL REPORT

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A

December 31, 2024
With Report of Independent Registered Public Accounting Firm

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND A

STATEMENT OF NET ASSETS

December 31, 2024

Macquarie VIP Fund
for Income
Assets:
Investments at fair value	$1,793,919

Total assets	$1,793,919
Total net assets	$1,793,919
Units outstanding	120,016

Investment shares held	320,343
Investments at cost	$1,975,270

		Units
	Unit Value	Outstanding
Variable Annuity Fund A	$14.947	120,016

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND A

STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Macquarie VIP Fund
for Income

Income:
Dividends	$142,587
Expenses:
Mortality and administrative expenses	15,158
Net investment income (loss)	127,429

Realized gains (losses) on investments
Realized (loss) on sale of fund shares	(89,036)
Realized (loss)	(89,036)

Change in unrealized appreciation (depreciation) during the year	73,082
Net increase (decrease) in net assets from operations	$111,475

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND A

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	Macquarie VIP Fund for Income
	2024	2023
Increase (decrease) in net assets from operations:
Net investment income (loss)	$127,429	$144,110
Realized gains (losses)	(89,036)	(205,301)
Unrealized appreciation (depreciation) during the year	73,082	329,424
Net increase (decrease) in net assets from operations	111,475	268,233

Contract transactions:
Transfers for contract benefits and terminations	(452,909)	(803,075)
Net increase (decrease) in net assets resulting from contract transactions	(452,909)	(803,075)
Total increase (decrease) in net assets	(341,434)	(534,842)

Net assets at beginning of period	2,135,353	2,670,195
Net assets at end of period	$1,793,919	$2,135,353

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND A

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

Note 1—Organization

First Investors Life Variable Annuity Fund A (“Separate Account A”, the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the Parent ) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Macquarie VIP Fund Series portfolios:

Fund for Income.

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2—Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2023 or 2024.

B. Mergers

There were no fund mergers in 2023 or 2024.

C. Liquidations

There were no fund liquidations in 2023 or 2024.

D. Name Changes

There were no name changes in 2023.

Effective May 1, 2024, the name of the Fund was rebranded as Macquarie VIP Fund for Income.

Note 3—Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND A

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

Note 3—Significant Accounting Policies (Continued)

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share ( NAV ) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the Funds at the end of each New York Stock Exchange business day, as determined by the Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND A

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

Note 3—Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as the possibility for elevated mortality rates and market volatility.

Segment Disclosures

In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Changes in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations. The CODM does not evaluate the business using asset or subaccount expense information.

Note 4—Purchases and Proceeds from Sales of Investments

The cost of purchases totaled $142,587 and proceeds from sales totaled $468,067 for the year ended December 31, 2024.

Note 5—Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and administrative expenses” in the accompanying Statement of Operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the Statement of Changes in Net Assets on line “Contract maintenance charges”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract maintenance charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract maintenance charges are outlined as follows:

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND A

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

Note 5—Related Party Transactions and Charges and Deductions (Continued)

Administration Charge – In accordance with terms of the contracts, NNY may make deductions for administrative charges of $7.50 from the accumulated value of the contract, which have an Accumulated Value of less than $1,500 due to partial surrenders and would be assessed through the redemption of units. There was no deduction under this provision during 2024.

B. Daily M&E and Administrative Fees

As mentioned above, these fees are typically deducted daily from policy value allocated to the variable subaccounts. These expenses are included in a separate line item “Mortality and administrative expenses” in the accompanying Statement of Operations. This expense is reflected as a daily reduction of unit values. NNY deducts an amount equal on an annual basis to .75% of the daily net asset value of the Separate Account.

NNY may deduct other charges depending on the policy terms.

Note 6—Summary of Unit Transactions

The net decrease in units of 31,022 during 2024 is comprised of 0 units issued and 31,022 units redeemed. The net decrease in units of 61,295 during 2023 is comprised of 0 units issued and 61,295 units redeemed.

Note 7—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2024, 2023, 2022, 2021, and 2020 follows:

	At December 31,			For the periods ended December 31,

			Net	Investment
	Units	Unit	Assets	Income	Expense	Total
	(000’s)	Fair Value	(000’s)	Ratio[1]	Ratio[2]	Return[3]
Macquarie VIP Fund for Income
2024	120	14.947	1,794	7.15%	0.75%	5.73%
2023	151	14.138	2,135	6.85%	0.75%	12.42%
2022	212	12.575	2,670	5.68%	0.75%	(11.73%)
2021	241	14.246	3,439	5.25%	0.75%	4.09%
2020	302	13.686	4,123	5.99%	0.75%	7.14%

1	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

2	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3	These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 8—Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Variable Annuity Fund A:

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Macquarie VIP Fund for Income that comprises First Investors Life Variable Annuity Fund A (the Separate Account) as of December 31, 2024, the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years in the five- year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agent of the underlying mutual fund. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holding's separate accounts since 2015.

Boston, Massachusetts

April 15, 2025

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center 60 South Street

Boston, MA 02111

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2024 The Nassau Companies of New York	12-24